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                                                                   EXHIBIT 10.19

                                                 RESTRICTED STOCK AWARD (#) ____

                           EDDIE BAUER HOLDINGS, INC.
                            2005 STOCK INCENTIVE PLAN
                       RESTRICTED STOCK AWARD CERTIFICATE

      THIS IS TO CERTIFY that Eddie Bauer Holdings, Inc., a Delaware corporation (the "COMPANY"), has offered you (the "GRANTEE") the right to receive Common Stock (the "Stock" or "Shares") of the Company under its 2005 Stock Incentive Plan (the "PLAN"), as follows:

Name of Grantee:                ___________________________________

Address of Grantee:             ___________________________________
                                ___________________________________
                                ___________________________________
Number of Shares:               ___________________________________

Offer Grant Date:               ___________________________________

Offer Expiration Date:          15 Days after the Offer Grant Date

Vesting
Commencement Date:              ___________________________________

Vesting Schedule:                ANNIVERSARY                 PERCENTAGE OF
                                OF THE VESTING                 VESTED
                              COMMENCEMENT DATE                SHARES
                              -----------------                ------
                                  First                        33-1/3 %
                                  Second                       66-2/3 %
                                  Third                           100 %

By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Restricted Stock Award Agreement, which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Restricted Stock Award rights granted pursuant to this Certificate and the related Restricted Stock Award Agreement and to receive the shares of Restricted Stock of Eddie Bauer Holdings, Inc. designated above subject to the terms of the Plan, this Certificate and the Award Agreement.

GRANTEE:                          EDDIE BAUER HOLDINGS, INC.

_________________________         By: __________________________________________
          , an individual                Fabian Mansson, Chief Executive Officer

Dated:___________________         Dated: _______________________________________

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                                                                         ANNEX I

                           EDDIE BAUER HOLDINGS, INC.
                            2005 STOCK INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

      This Restricted Stock Award Agreement (this "AGREEMENT"), is made and entered into on the execution date of the Stock Award Certificate to which it is attached (the "CERTIFICATE"), by and between Eddie Bauer Holdings, Inc., a Delaware corporation (the "COMPANY"), and the Director, Employee or Consultant ("GRANTEE") named in the Certificate.

      Pursuant to the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan (the "PLAN"), the Administrator of the Plan has authorized the grant to Grantee of the right to receive shares of the Company's Common Stock (the "AWARD"), upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

      NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. BASIS FOR AWARD. This Award is made pursuant to the Plan for valid consideration provided to the Company by the Grantee. By your execution of the Certificate, you agree to accept the Restricted Stock Award rights granted pursuant to the Certificate and this Restricted Stock Award Agreement and to receive the shares of Restricted Stock of Eddie Bauer Holdings, Inc. designated in the Certificate subject to the terms of the Plan, the Certificate and this Award Agreement.

      2. RESTRICTED STOCK AWARD. The Company hereby awards and grants to Grantee, for valid consideration with a value in excess of the aggregate par value of the Common Stock awarded to Grantee, the number of shares of Common Stock of the Company set forth in the Certificate, which shall be subject to the restrictions and conditions set forth in the Plan, the Certificate and in this Agreement (the "RESTRICTED STOCK"). One or more stock certificates representing the number of Shares specified in the Certificate shall hereby be registered in the Grantee's name (the "STOCK CERTIFICATE"), but shall be deposited and held in the custody of the Company for the Grantee's account as provided in Section 10 hereof until such Restricted Stock becomes vested.

      3. VESTING. The Restricted Stock shall vest and restrictions on transfer shall lapse subject to the Vesting Schedule set forth in the Certificate. Upon the occurrence of a Change in Control, the Restricted Stock shall become 100% vested on such event and the restrictions on transfer shall lapse. Except as otherwise provided in this Section, if the Grantee ceases Continuous Service for any other reason, the Unvested Shares shall be forfeited immediately.

      4. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of Common Stock shall be subject to compliance by the Company and Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

      EDDIE BAUER HOLDINGS, INC. RESTRICTED STOCK AWARD AGREEMENT        Page 1

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      5.    TAX WITHHOLDING.

            (a) Grantee agrees that, no later than the first to occur of (i) the date as of which the restrictions on the Restricted Stock shall lapse with respect to all or any of the Restricted Stock covered by this Agreement or (ii) the date required by Section 5(b) below, Grantee shall pay to the Company (in cash or to the extent permitted by the Administrator, by tendering Company Stock held by the Grantee, including shares of Restricted Stock held in escrow that become vested ("SHARE WITHHOLDING"), with a Fair Market Value on the date the Restricted Stock vests equal to the amount of Grantee's minimum statutory tax withholding liability, or to the extent permitted by the Administrator, a combination thereof) any federal, state or local taxes of any kind required by law to be withheld, if any, with respect to the Restricted Stock for which the restrictions shall lapse. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of such Company Stock. Payment of the tax withholding by a Participant who is an officer, director or other "insider" subject to
Section 16(b) of the Exchange Act by tendering Company Stock or in the form of Share Withholding is subject to pre-approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

            (b) Grantee may elect, within thirty (30) days of the Offer Grant Date, elect to include in gross income for federal income tax purposes an amount equal to the Fair Market Value of the Restricted Stock less the amount, if any, paid by the Grantee (other than by prior services) for the Restricted Stock granted hereunder pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended. In connection with any such Section 83(b) election, Grantee shall pay to the Company, or make such other arrangements satisfactory to the Administrator to pay to the Company based on the Fair Market Value of the Restricted Stock on the Offer Grant Date, any federal, state or local taxes required by law to be withheld with respect to such Shares at the time of such election. If Grantee fails to make such payments, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Grantee any federal, state or local taxes required by law to be withheld with respect to such Shares.

      6. NO RIGHT TO CONTINUED SERVICE. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company to terminate the Grantee's service at any time. In the event Grantee's employment with the Company is terminated by the Company, by Grantee or as a result of Grantee's death or disability (unless the acceleration provisions of Section 3 are applicable), no unvested shares of Common Stock shall become vested after such termination of employment.

      7. REPRESENTATIONS AND WARRANTIES OF GRANTEE. Grantee represents and warrants to the Company that:

            (a) Agrees to Terms of the Plan. Grantee has received a copy of the Plan and has read and understands the terms of the Plan, the Certificate and this Agreement, and agrees to be bound by their terms and conditions. Grantee acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock or disposition of the

      EDDIE BAUER HOLDINGS, INC. RESTRICTED STOCK AWARD AGREEMENT        Page 2
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      shares of Common Stock once vested, and that Grantee should consult a tax advisor prior to such time.

            (b) Stock Ownership. Grantee is the record and beneficial owner of the shares of Restricted Stock with full right and power to transfer the Unvested Shares to the Company free and clear of any liens, claims or encumbrances and Grantee understands that the stock certificates evidencing the Restricted Stock will bear a legend referencing this Agreement.

            (c) SEC Rule 144. Grantee understands that Rule 144 promulgated under the Securities Act may indefinitely restrict transfer of the Common Stock so long as Grantee remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

      8. COMPLIANCE WITH U.S. FEDERAL SECURITIES LAWS. Grantee understands and acknowledges that notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Common Stock is expressly conditioned upon compliance with the Securities Act and all applicable federal and state securities laws. Grantee agrees to cooperate with the Company to ensure compliance with such laws.

      9. FORFEITURE OF UNVESTED STOCK. Unless otherwise provided in an employment agreement the terms of which have been approved by the Administrator, if unvested Common Stock ("UNVESTED SHARES") standing in the name of Grantee on the books of the Company does not become vested on or before the expiration of the period during which the applicable vesting conditions must occur, such Unvested Shares shall be automatically forfeited and cancelled as outstanding shares of Common Stock immediately upon the occurrence of the event or time period after which such Unvested Shares may no longer become vested.

      10. RESTRICTIONS ON UNVESTED SHARES.

            (a) Deposit of the Unvested Shares. Grantee shall deposit all of the Unvested Shares with the Company to hold until the Unvested Shares become vested, at which time such vested shares shall no longer constitute Unvested Shares. Grantee shall execute and deliver to the Company, concurrently with the execution of this Agreement blank stock powers for use in connection with the transfer to the Company or its designee of Unvested Shares that do not become vested. The Company will deliver to Grantee the Stock Certificate for the shares of Common Stock that become vested upon vesting of such shares.

            (b) Restriction on Transfer of Unvested Shares. Grantee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Unvested Shares, except as permitted by this Agreement.

      11. ADJUSTMENTS. The number of Unvested Shares shall be automatically adjusted to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchanges of shares or other similar event affecting the Company's outstanding Common Stock subsequent to the date of this Agreement. If Grantee becomes entitled to receive any additional shares of Common Stock or other securities ("ADDITIONAL SECURITIES") in respect of the Unvested Shares, the total number of Unvested Shares shall be equal to the sum of (i) the

      EDDIE BAUER HOLDINGS, INC. RESTRICTED STOCK AWARD AGREEMENT       Page 3

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initial Unvested Shares; and, (ii) the number of Additional Securities issued or issuable in respect of the initial Unvested Shares and any Additional Securities previously issued to Grantee.

      12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) Legends. Grantee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Common Stock, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Grantee and the Company or any agreement between Grantee and any third party:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, AS SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

            (b) Stop-Transfer Instructions. Grantee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred.

      13. DEFERRAL ELECTION. Prior to the Offer Expiration Date specified in the Certificate and acceptance of this Award, Grantee may make a one-time election to convert this Restricted Stock Award to Restricted Stock Units. Restricted Stock Units are hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock. The value of the Restricted Stock Units may be paid in the form of Common Stock or the Administrator may decide to pay the Award in cash at the time of vesting. Grantee may elect to defer the timing of the payment of the Restricted Stock Unit Award and have such amount paid at a later date pursuant to the terms of the Eddie Bauer Holdings, Inc. Nonqualified Deferred Compensation Plan, subject to the following terms and conditions:

            (a) The deferral election must be made within 30 days after the grant of the Award;

            (b) the deferral election must be made at least 12 months in advance of the earliest date at which the forfeiture condition could lapse;

            (c) the deferral election may not take effect until at least 12 months after the date on which it is made; and

      EDDIE BAUER HOLDINGS, INC. RESTRICTED STOCK AWARD AGREEMENT        Page 4

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            (d) the deferral election must postpone payment for a period of at least five years from the Vesting Date the Award would otherwise become payable or at least five years from the date the first payment of the Award otherwise would become payable.

      14. MODIFICATION. The Agreement may not be modified except in writing signed by both parties.

      15. PLAN. Except as otherwise provided herein, or unless the context clearly indicates otherwise, capitalized terms herein which are defined in the Plan have the same definitions as provided in the Plan. The terms and provisions of the Plan are incorporated herein by references, and the Grantee hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

      16. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Grantee or the Company to the Plan Administrator for review. The resolution of such a dispute by the Plan Administrator shall be final and binding on the Company and Grantee.

      17. ENTIRE AGREEMENT. The Plan and the Certificate are incorporated herein by reference. This Agreement, the Certificate and the Plan constitute the entire agreement of the parties and supercede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Agreement, the Certificate and the Plan, the Plan shall govern and control.

      18. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Grantee shall be in writing and addressed to Grantee at the address indicated on the signature page hereof or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon:
(a) personal delivery; (b) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or
(d) one (1) business day after transmission by facsimile or telecopier.

      19. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Grantee and Grantee's heirs, executors, administrators, legal representatives, successors and assigns.

      20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

       EDDIE BAUER HOLDINGS, INC. RESTRICTED STOCK AWARD AGREEMENT      Page 5

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      21. ACCEPTANCE. Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. Grantee has read and understands the terms and provisions thereof, and accepts the Award subject to all the terms and conditions of the Plan and this Agreement. Grantee acknowledges that there may be adverse tax consequences upon exercise of the Award or disposition of the Shares and that Grantee should consult a tax advisor prior to such exercise or disposition.

     EDDIE BAUER HOLDINGS, INC. RESTRICTED STOCK AWARD AGREEMENT    Page 6

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                                    EXHIBIT A

              EDDIE BAUER HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN